                                                            EXHIBIT 10.22

                         Trade Composition Agreement


        THIS TRADE COMPOSITION AGREEMENT (the "Composition Agreement") is made as of this 16th day of January, 1996 among DeSoto, Inc. (the "Company"), the members of its trade creditor committee (the "Trade Committee") listed in the signature pages hereto (the "Committee Members"), and Richard Holmes as agent (the "Trade Agent") for the Qualified Trade Creditors (as hereinafter defined).

        WHEREAS, the Company and the Trade Committee have negotiated the terms of this Composition Agreement under which the Company will pursue an expedited termination of its overfunded pension plan and the Trade Committee will seek support for a moratorium on actions to enforce unpaid trade debt incurred prior to September 22, 1995 (the "Standstill");

        WHEREAS, as part of this trade composition, the Company is obtaining from a senior investor group (the "Senior Investor Group") loans on a senior secured basis up to $2,000,000 as necessary to cover cash needs for ongoing operations arising from and after the date of this Composition Agreement;

        WHEREAS, as part of this trade composition, the Trade Agent will receive a priority security interest (second in priority only to the senior lien (up to $2,000,000) to be granted the Senior Investor Group and as otherwise permitted under the security agreement in favor of the Trade Agent) in all of the Company's assets for the benefit of all trade creditors who sign and deliver and do not later breach a standstill agreement between that trade creditor and the Company (a "Qualifying Trade Creditor");

        NOW, THEREFORE, the parties agree as follows:

        1. Pension Plan Termination. The Company will take actions on an expedited basis necessary or appropriate to terminate its existing pension plan and seek on an expedited basis appropriate approvals related thereto from the Pension Benefit Guaranty Corporation ("PBGC") and the United States Internal Revenue Service ("IRS"). The Company will make its initial filings with the PBGC and IRS and mail required notices of individual benefit calculations by no later than January 19, 1996. The Company will update the Trade Committee from time to time on the progress of its termination efforts.

        2. Interim Funding. The Company will obtain loans from the Senior Investor Group up to $2,000,000 as necessary from time to time to fund cash needs for ongoing operations of the Company from and after the date of this Composition Agreement. Such loans will be secured by a first priority security interest in all of the Company's assets as set forth in a form of Senior Investor Group Loan and Security Agreement to be agreed to between the Company and the Senior Investor Group (the "Senior Security Agreement").

        3. Standstill. The Trade Committee will send a letter to all of the Company's trade creditors in a form agreeable to the Company which shall seek the trade creditors' support for the standstill through execution of a standstill agreement in the form attached as Exhibit A hereto (the "Standstill Agreement"). If, despite the Trade Committee's reasonable efforts, written standstill agreements from 80% in dollar amount of the trade creditors as contemplated in Paragraph 4 below have not been obtained by March 31, 1996, then the Chairman of the Trade Committee shall so inform the Company and the Trade Committee may at that time terminate this agreement (although it is under no obligation to do so), but will meet with the Company prior to making any definitive decision regarding termination of this agreement.

        Further, an Event of Default has occurred under the Trade Security Agreement (as hereinafter defined) and the cure period, where applicable, for such Event of Default has elapsed without cure, then the Chairman of the Trade Committee shall so inform the Company and the Trade Committee may at that time terminate this agreement (although it is under no obligation to do so), but will meet with the Company prior to making any definitive decision regarding termination of this agreement. In the event that the Trade Committee terminates this agreement, all individual standstill agreements provided by trade creditors shall also be deemed terminated.

        In the event that the reversion of the pension plan assets or merger has not occurred by December 31, 1996, any trade creditor may elect individually to terminate its standstill agreement.

        The Committee Members hereby agree to refrain from filing an involuntary bankruptcy petition against the Company or encouraging other creditors to file such a petition while they are seeking support for the Standstill. In the event that an involuntary bankruptcy petition is filed against the Company during the term of this Agreement, the Trade Committee will support any motion brought by the Company seeking abstention or similar relief so the Company can continue to pursue this trade composition. Upon the Trade Committee obtaining written standstill agreements from 80% in dollar amount of the trade creditors (other than Procter & Gamble and Witco Chemical), the Committee Members will refrain from (i) initiating or pursuing any litigation or other efforts to collect obligations incurred by the Company to them prior to September 22, 1995 (the "Stayed Obligations"), except to the extent permitted by Paragraph 5 below, or (ii) taking any other actions of similar effect to collect the Stayed Obligations.

        4. Trade Lien. Upon the Trade Agent and the Company receiving signed Standstill Agreements from trade creditors holding at least 80% in dollar amount of the outstanding trade claims as reflected on the Company's books and records (other than amounts owed to Procter & Gamble and Witco Chemical), the

Company shall execute and deliver the Trade Security Agreement in the form of Exhibit B hereto (the "Trade Security Agreement") to the Trade Agent and perform the terms thereof. Under the Trade Security Agreement, the Trade Agent will hold a security interest and lien on all of the Company's assets to secure the obligations of the Company to the Qualified Trade Creditors which security interest shall be subject and subordinate only to the Senior Security Agreement. The Trade Committee will use reasonable efforts to obtain Standstill Agreements from all trade creditors, notwithstanding satisfaction of the threshold set forth in this Paragraph 4. The Company will provide quarterly financial information to the Trade Agent and such other information as the Trade Agent or Trade Committee shall reasonably request from time to time.

        5. Payment on Reversion. The Company will pay to each Qualified Trade Creditor the balance owed to that creditor as reflected on the Company's books and records (or such other amount as the Company and such creditor may agree to if the Qualified Trade Creditor does not agree to the amount set forth in the Company's books and records) within ten (10) days of the Company's receipt of the excess funds in the pension plan. No interest shall accrue on the trade creditor claims; provided, however, that if the payment to the Qualified Trade Creditors has not been made by July 1, 1996, then interest shall accrue at eight percent per annum from and after July 1, 1996 on the outstanding balance. Such interest shall be paid at the time the outstanding balance is paid to each respective Qualified Trade Creditor in accordance with the first sentence of this Paragraph 5. Notwithstanding the foregoing, Qualified Trade Creditors who disagree with the amount owed to them as set forth in the Company's books and records and cannot otherwise agree with the Company as to a fixed amount prior to the reversion, shall be entitled, after the occurrence of the earlier of the reversion contemplated in this paragraph 5, or the merger or sale contemplated in paragraph 6 below, to initiate and otherwise pursue litigation with respect to any disputed claims, and shall be paid (i) upon the entry of and in accordance with the terms of a final, non-appealable Court order fixing the net amount of such Qualified Trade Creditor's claim or (ii) as the Company and such Qualified Trade Creditor may later agree, with interest accruing at eight percent per annum from and after July 1, 1996 on the undisputed portion of the outstanding balance.

        6. Merger/Sale. Notwithstanding Paragraph 1 above, in the event that the Company enters into a binding agreement for a merger, asset sale or similar transaction involving substantially all of the Company's assets which provides that all Qualified Trade Creditors will be paid in full in connection with that transaction, the Company may suspend its efforts to terminate its pension plan and obtain governmental approvals therefore.

        7. Release of Trade Security Interest. Upon the Company providing to the Trade Agent a copy of cancelled checks or other evidence that all of the checks to Qualified Trade Creditors have been paid, the Trade Security Agreement shall terminate and the Trade Agent shall execute such releases, UCC termination statements and other documents as may be appropriate to release the security interests and liens under the Trade Security Agreement.

        8. Governing Law; Exclusive Jurisdiction. This Agreement shall be governed by the laws of the State of Illinois, without giving effect to choice of law principles. The parties hereto agree to submit any dispute arising under or related to this composition Agreement or the agreements attached hereto to the United States District Court for the Northern District of Illinois, Eastern Division.

        9. Counterparts. This Composition Agreement may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

       10. Entire Agreement. This Composition Agreement together with the exhibits hereto constitute the entire agreement of the parties with respect to the trade composition and supersedes all previous understandings and agreements relating to the subject matter hereof. This Composition Agreement may only be terminated, amended, supplemented, waived or modified in a writing signed by the Company, the Trade Agent and the Chairperson for the Trade Committee.

       11. Successors and Assigns. This Agreement shall inure to the benefit of and bind the successors and assigns of the parties hereto.

       12. JURY TRIAL WAIVER. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ITS RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY DISPUTES ARISING UNDER OR RELATED TO THIS COMPOSITION AGREEMENT OR THE EXHIBITS HERETO.

        IN WITNESS WHEREOF, the undersigned parties have executed this Composition Agreement as of the date first above written.

                                       DESOTO, INC.


                                       By: /s/ ANNE EISELE
                                          -------------------------
                                             Anne Eisele
                                              President

                                       ROCK-TENN COMPANY

                                       By:
                                          -------------------------
                                       Name:
                                            -----------------------
                                       Title:
                                             ----------------------

                                       VERATEC, INC.

                                       By:
                                          -------------------------
                                       Name:
                                            -----------------------
                                       Title:
                                             ----------------------

                                       OWENS-ILLINOIS, INC.


                                       By:
                                          -------------------------
                                       Name:
                                            -----------------------
                                       Title:
                                             ----------------------


                                       STEPAN COMPANY


                                       By:
                                          -------------------------
                                       Name:
                                            -----------------------
                                       Title:
                                             ----------------------

                                       GLENN CORPORATION


                                       By:
                                          -------------------------
                                       Name:
                                            -----------------------
                                       Title:
                                             ----------------------

                                       VISTA CHEMICAL COMPANY


                                       By:
                                          -------------------------
                                       Name:
                                            -----------------------
                                       Title:
                                             ----------------------


                                       ----------------------------
                                       as Trade Agent

                                 EXHIBIT A

                            STANDSTILL AGREEMENT

        _______________("Trade Creditor") am a trade creditor of DeSoto, Inc. (the "Company") and wish to participate in the trade composition agreement which DeSoto and its trade committee have negotiated. I hereby agree to refrain and standstill from (i) initiating or pursuing any and all litigation or other efforts to collect obligations incurred by the Company to me prior to September 22, 1995 (the "Stayed Obligations"), (ii) filing an involuntary bankruptcy petition against the Company or encouraging other creditors to file such a petition or (iii) taking any other actions of similar effect to collect the Stayed Obligations. So long as I refrain and standstill as set forth above and the threshold level of trade creditor support required by that certain Trade Composition Agreement, dated as of January 16, 1996 (the "Composition Agreement") are satisfied, I will be entitled to the benefits granted by the Company to __________________ as Trade Agent for me and other trade creditors of the Company who execute and deliver this form of standstill agreement and do not breach the terms thereof.

        This agreement will be governed by the laws of the State of Illinois, without giving effect to choice of law principles. The undersigned hereby represents that he or she is authorized to act on behalf of the Trade Creditor and bind the Trade Creditor to the terms hereof. I HEREBY WAIVE MY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY DISPUTES ARISING UNDER OR RELATED TO THIS AGREEMENT AND CONSENT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS, EASTERN DIVISION, WITH RESPECT TO ANY MATTERS ARISING UNDER OR RELATED TO THIS AGREEMENT.


                                       -----------------------------
                                       (Name of Entity)

                                       By:
                                          --------------------------
                                       Name:
                                            ------------------------
                                       Title:
                                             -----------------------